UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2005

CB Financial Corporation
(Exact name of registrant as specified in its charter)

Commission file number: ____________

North Carolina	20-2928613
(State of incorporation)	(I.R.S. Employer Identification No.)

3710 Nash Street North Post Office Box 8189 (Zip 27893) Wilson, North Carolina 27896-1120
(Address of principal executive offices)

(252) 243-5588
(Registrant's telephone number, including area code)

Successor Issuer to Cornerstone Bank (FDIC Filer)
(Former name or former address, if changed since last report)

CB FINANCIAL CORPORATION

INDEX

Page

Item 8.01 - Other Events	3

Item 9.01 - Financial Statements and Exhibits	3

Signatures	4

Exhibit Index	5

Exhibit 2 - Articles of Share Exchange and Agreement and Plan of Reorganization

Exhibit 3(i) - Articles of Incorporation of CB Financial Corporation

Exhibit 3(ii) - Bylaws of CB Financial Corporation

Exhibit 4 - Specimen Stock Certificate of CB Financial Corporation

Item 8.01. Other Events

On June 8, 2005, pursuant to an Agreement and Plan of Reorganization dated May 26, 2005, between CB Financial Corporation and Cornerstone Bank (the “Bank”), CB Financial Corporation acquired all of the outstanding stock of the Bank resulting in a two-tier reorganization structure whereby CB Financial Corporation became the holding company for the Bank (the “Reorganization”). Under the terms of the Agreement, each one of the existing and outstanding shares of Bank common stock, was converted, by operation of law, into one share of CB Financial Corporation’s common stock so that each existing shareholder of the Bank became a shareholder of CB Financial Corporation, owning the same number and percentage of shares in CB Financial Corporation as previously owned in the Bank. Shares of CB Financial Corporation issued in connection with the Reorganization were not registered under the Securities Act of 1933, as amended, (the “Securities Act”) in reliance upon the exemption from registration set forth in Section 3(a)(12) of the Securities Act.

As a result of the Reorganization, CB Financial Corporation is the successor issuer to Cornerstone Bank, pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Bank has been subject to the informational requirements of the Exchange Act and in accordance with Section 12(i) thereof has timely filed reports and other information with the FDIC. Such reports and other information filed by the Bank with the FDIC may be inspected and copied at the public reference facilities maintained by the FDIC at 550 17th Street, NW, Washington, DC 20006. The Bank filed under FDIC Certificate No. 35284-5.

Other than two filings on Form 8-K, dated May 31, 2005 and June 8, 2005, respectively, announcing shareholder approval and consummation of the Reorganization, the last report filed by the Bank with the FDIC was a Form 8-K, dated April 27, 2005, announcing certain changes in executive compensation. This Form 8-K is being filed by CB Financial Corporation as the initial report of CB Financial Corporation to the Securities and Exchange Commission (the “SEC”) and as notice that it is the successor issuer to the Bank and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the SEC. The first regular report to be filed by CB Financial Corporation with the SEC will be the Quarterly Report on Form 10-QSB for the period ended June 30, 2005.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

(2)	Articles of Share Exchange and Agreement and Plan of Reorganization

(3)(i)	Articles of Incorporation of CB Financial Corporation

(3)(ii)	Bylaws of CB Financial Corporation

(4)	Specimen Stock Certificate of CB Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB FINANCIAL CORPORATION

Date: June 9, 2005	By:	/s/ Norman B. Osborn
Norman B. Osborn
President and CEO

EXHIBIT INDEX

ExhibitNo.	Description

(2)	Articles of Share Exchange and Agreement and Plan of Reorganization

(3)(i)	Articles of Incorporation of CB Financial Corporation

(3)(ii)	Bylaws of CB Financial Corporation

(4)	Specimen Stock Certificate of CB Financial Corporation